EXHIBIT 99
                                                                      ----------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

                                                                DECEMBER 1, 2002
--------------------------------------------------------------------------------
                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

                924,375,000 (APPROXIMATE) OF SENIOR CERTIFICATES
                   WELLS FARGO ASSET SECURITIES CORP., SELLER
              WELLS FARGO MORTGAGE BACKED SECURITIES 2002-18 TRUST

--------------------------------------------------------------------------------
                           FEATURES OF THE TRANSACTION
--------------------------------------------------------------------------------

o Offering consists of approximately $924,375,000.00 of senior securities with a Certificate Interest Rate of 6.0% expected to be rated AAA by two of the three: S&P, Fitch, or Moody's.

o The expected amount of credit support for the senior certificates is 2.65% on Track 1 and 2.75% on Track 2,in the form of subordination with a shifting interest structure and a five year prepayment lockout.

o All collateral consists of single family, fixed-rate residential, first mortgages of no more than 30 years to original stated maturity, originated or acquired by Wells Fargo Home Mortgage, Inc.

o Not less than 98% of all mortgage loans with original loan-to-value ratios greater than 80% have private mortgage insurance.

o The amount of senior certificates is approximate and may vary by up to 5%.

--------------------------------------------------------------------------------
                  PRELIMINARY MORTGAGE POOL DATA (APPROXIMATE)
--------------------------------------------------------------------------------
TOTAL OUTSTANDING PRINCIPAL           Track 1                 Track 2
BALANCE:                           ---------------------------------------------
NUMBER OF MORTGAGE                         $500,000,000            $450,000,000
LOANS:                                            1,064                   1,000


AVERAGE PRINCIPAL BALANCE                      $470,000                $450,000
OF THE MORTGAGE LOANS:
WEIGHTED AVERAGE ANNUAL                 6.45% +/- 0.05%            6.9 +/-0.05%
MORTGAGE INTEREST RATE:
EXPECTED SERVICING FEES                        26.7 bps                26.7 bps
FOR THE MORTGAGE LOANS
(INCLUDING MASTER
SERVICING FEE):
WEIGHTED AVERAGE                         358 +/- 2 mos.          350 +/- 2 mos.
MATURITY:

WEIGHTED AVERAGE                           2 +/- 2 mos.            9 +/- 2 mos.
SEASONING:

WEIGHTED AVERAGE FICO:                    725 (min 715)           728 (min 715)

WEIGHTED AVERAGE ORIGINAL                 65% (max 70%)           66% (max 70%)
LOAN-TO-VALUE RATIO:
PRIMARY RESIDENCE:                        98% (min 93%)           97% (min 93%)

CASH-OUT REFINANCE %:                    20% (max  25%)           27% (max 35%)

ORIGINATED UNDER THE FULL                 78% (min 73%)           87% (min 75%)
DOCUMENTATION PROGRAM:
CALIFORNIA: CONCENTRATION:                48% (max 50%)           50% (max 50%)

SINGLE-FAMILY DETACHED                    91% (min 86%)           93% (min 86%)


--------------------------------------------------------------------------------
                                    KEY TERMS
--------------------------------------------------------------------------------

ISSUER:                     Wells Fargo Mortgage Backed Securities 2002-18 Trust

UNDERWRITER:                Goldman, Sachs & Co.

SELLER/SERVICER:            Wells Fargo Asset Securities Corp. / Wells Fargo
                            Home Mortgage, Inc. and others.

MASTER SERVICER             Wells Fargo Bank Minnesota, National Association

TRUSTEE:                    Wachovia Bank, National Association

TYPE OF ISSUANCE:           Public

SERVICER ADVANCING:         Yes, subject to recoverability

COMPENSATING INTEREST:      Yes, for each Distribution Date, the least
                            of (i) the aggregate prepayment interest shortfall for such Distribution date, (ii) 1/12th of 0.20% of the Pool Scheduled Principal Balance for such
                            Distribution Date and (iii) the Available Master
                            Servicing Compensation (as defined in the Prospectus) for such Distribution date.

LEGAL INVESTMENT:           The senior certificates are SMMEA eligible at
                            settlement

INTEREST ACCRUAL:           Prior calendar month

CLEAN UP CALL:              10% of the Cut-off Date principal balance
                            of the Mortgage Loans

ERISA ELIGIBLE:             Underwriter's exemption may apply to senior
                            certificates, however prospective purchasers should consult their own counsel

TAX TREATMENT:              REMIC; senior certificates are regular
                            interests

STRUCTURE:                  Senior/Subordinate; shifting interest with a
                            five-year prepayment lockout to junior certificates.
                            Subs may be cross collateralized between the two tracks.

EXPECTED SUBORDINATION:     2.65% Track 1, 2.75% Track 2

EXPECTED RATING AGENCIES:   2 of the 3: S&P, Fitch, or Moody's.

MINIMUM DENOMINATION:       Senior certificates - $25,000, subject to WFASC
                            policy.

DELIVERY:                   Senior certificates - DTC

--------------------------------------------------------------------------------
                                   TIME TABLE
--------------------------------------------------------------------------------
EXPECTED SETTLEMENT:                                           December 23, 2002
CUT-OFF DATE:                                                   December 1, 2002
FIRST DISTRIBUTION DATE:                                        January 27, 2003
DISTRIBUTION DATE:                                     25th or next business day

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

                                                               DECEMBER 13, 2002

--------------------------------------------------------------------------------
                   FINAL STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

                926,886,000 (APPROXIMATE) OF SENIOR CERTIFICATES
                   WELLS FARGO ASSET SECURITIES CORP., SELLER
              WELLS FARGO MORTGAGE BACKED SECURITIES 2002-18 TRUST

--------------------------------------------------------------------------------
                           FEATURES OF THE TRANSACTION
--------------------------------------------------------------------------------

o Offering consists of approximately $926,886,000.00 of senior securities with a Certificate Interest Rate of 6.0% expected to be rated AAA by two of the three: S&P, Fitch, or Moody's.

o The expected amount of credit support for the senior certificates is 2.65% on Track 1 and 2.75% on Track 2,in the form of subordination with a shifting interest structure and a five year prepayment lockout.

o All collateral consists of single family, fixed-rate residential, first mortgages of no more than 30 years to original stated maturity, originated or acquired by Wells Fargo Home Mortgage, Inc.

o Not less than 98% of all mortgage loans with original loan-to-value ratios greater than 80% have private mortgage insurance.

o The amount of senior certificates is approximate and may vary by up to 5%.

--------------------------------------------------------------------------------
                  PRELIMINARY MORTGAGE POOL DATA (APPROXIMATE)
--------------------------------------------------------------------------------
TOTAL OUTSTANDING PRINCIPAL           Track 1                 Track 2
BALANCE:                           ---------------------------------------------
NUMBER OF MORTGAGE                         $500,000,000            $450,000,000
LOANS:                                            1,064                   1,000

AVERAGE PRINCIPAL BALANCE                      $470,000                $450,000
OF THE MORTGAGE LOANS:
WEIGHTED AVERAGE ANNUAL                           6.45%                   6.90%
MORTGAGE INTEREST RATE:
EXPECTED SERVICING FEES                        26.7 bps                26.7 bps
FOR THE MORTGAGE LOANS
(INCLUDING MASTER
SERVICING FEE):
WEIGHTED AVERAGE                                    357                     350
MATURITY:

WEIGHTED AVERAGE                                      2                       9
SEASONING:

WEIGHTED AVERAGE FICO:                    733 (min 715)           728 (min 715)

WEIGHTED AVERAGE ORIGINAL                 65% (max 70%)           65% (max 70%)
LOAN-TO-VALUE RATIO:
PRIMARY RESIDENCE:                        98% (min 93%)           97% (min 93%)

CASH-OUT REFINANCE %:                    21% (max  25%)           27% (max 35%)

ORIGINATED UNDER THE FULL                 77% (min 73%)           87% (min 75%)
DOCUMENTATION PROGRAM:
CALIFORNIA: CONCENTRATION:              48.5% (max 50%)         49.8% (max 50%)

SINGLE-FAMILY DETACHED                    93% (min 86%)           93% (min 86%)

--------------------------------------------------------------------------------
                                    KEY TERMS
--------------------------------------------------------------------------------

ISSUER:                     Wells Fargo Mortgage Backed Securities 2002-18 Trust

UNDERWRITER:                Goldman, Sachs & Co.

SELLER/SERVICER:            Wells Fargo Asset Securities Corp. / Wells Fargo
                            Home Mortgage, Inc. and others.

MASTER SERVICER             Wells Fargo Bank Minnesota, National Association

TRUSTEE:                    Wachovia Bank, National Association

TYPE OF ISSUANCE:           Public

SERVICER ADVANCING:         Yes, subject to recoverability

COMPENSATING INTEREST:      Yes, for each Distribution Date, the least
                            of (i) the aggregate prepayment interest shortfall for such Distribution date, (ii) 1/12th of 0.20% of the Pool Scheduled Principal Balance for such
                            Distribution Date and (iii) the Available Master
                            Servicing Compensation (as defined in the Prospectus) for such Distribution date.

LEGAL INVESTMENT:           The senior certificates are SMMEA eligible at
                            settlement

INTEREST ACCRUAL:           Prior calendar month

CLEAN UP CALL:              10% of the Cut-off Date principal balance of the
                            Mortgage Loans

ERISA ELIGIBLE:             Underwriter's exemption may apply to senior
                            certificates, however prospective purchasers should consult their own counsel

TAX TREATMENT: REMIC;       senior certificates are regular interests

STRUCTURE:                  Senior/Subordinate; shifting interest with a
                            five-year prepayment lockout to junior certificates.
                            Subs may be cross collateralized between the two tracks.

EXPECTED SUBORDINATION:     2.65% Track 1, 2.75% Track 2

EXPECTED RATING AGENCIES:   S&P, Fitch

MINIMUM DENOMINATION:       Senior certificates - $25,000, subject to WFASC
                            policy.

DELIVERY:                   Senior certificates - DTC

--------------------------------------------------------------------------------
                                   TIME TABLE
--------------------------------------------------------------------------------
EXPECTED SETTLEMENT:                                           December 23, 2002

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

                                                               DECEMBER 13, 2002

--------------------------------------------------------------------------------
                   FINAL STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

                926,886,000 (APPROXIMATE) OF SENIOR CERTIFICATES
                   WELLS FARGO ASSET SECURITIES CORP., SELLER
              WELLS FARGO MORTGAGE BACKED SECURITIES 2002-18 TRUST


CUT-OFF DATE:                    December 1, 2002      DISTRIBUTION DATE:      25th or next business day
FIRST DISTRIBUTION DATE:         January 27, 2003